                            ACTION WITHOUT MEETING OF
                             THE BOARD OF DIRECTORS
                                       OF
                           MARKWEST HYDROCARBON, INC.

The undersigned, being all of the Directors of MarkWest Hydrocarbon, Inc. (the "Corporation"), a Delaware corporation, in accordance with the authority contained in Section 141(f) of the Delaware General Corporation Law, in lieu of holding a meeting, do hereby adopt and approve the attached resolution.

                  RESOLVED, that form of Amendment Number One to the MarkWest Hydrocarbon 1996 Nonemployee Director Stock Option Plan, attached to this resolution as EXHIBIT A and incorporated into this resolution by reference, be and it hereby is ratified and approved and the officers of the Company, and they hereby are authorized to do any acts that they deem to be in furtherance of such amendment.

         IN WITNESS WHEREOF we have hereunto set our hands of this 2nd day of December, 1999.



----------------------------                -----------------------------
John M. Fox                                 Barry W. Spector


----------------------------                -----------------------------
Brian T. O'Neill                            Donald D. Wolf


---------------------------
Arthur J. Denney

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                                   EXHIBIT A

                              AMENDMENT NUMBER ONE
                                      TO
                           MARKWEST HYDROCARBON, INC.
                   1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN


         THIS FIRST AMENDMENT ("Amendment") is made as of this 2nd day of December, 1999, to the Markwest Hydrocarbon, Inc. ("Company") 1996 NonEmployee Director Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meaning set forth in the Plan.

         The Plan shall be amended as follows:

         1.       Administration of and Grants of Options under the Plan.
                  Section 4(b)(iv) is amended so that as amended such Section reads as follows:

                           (iv) Each Outside Director shall automatically
                  receive, on the date of each Annual Meeting of Stockholders AND each date that is six months thereafter, an option to purchase 1,000 Shares of the Company's Common Stock, such Options to become exercisable one year subsequent to the date of grant; PROVIDED, HOWEVER, that such Options shall only be granted to Outside Directors who have served since the date of the last Annual Meeting of Stockholders and, as the case may be, the date that is six months from such Annual Meeting of Stockholders and will continue to serve after the date of grant of such Options.

         2. Ratification. Except as modified by this Amendment, the terms and conditions of the Plan are hereby ratified by this Amendment.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date set forth above.

                                   MARKWEST HYDROCARBON, INC.,
                                   a Delaware corporation


                                   By:
                                      ----------------------------------------
                                      John M. Fox, Chief Executive Officer


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